PACE® Select Advisors Trust

December 20, 2023

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2023.

Includes:

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment subadvisory arrangements for PACE® Small/Medium Co Value Equity Investments, a series of the Trust. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated Huber Capital Management, LLC ("Huber") as subadvisor to the fund, effective as of the close of business on December 19, 2023. In addition, at the recommendation of UBS AM, the Board has appointed Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory"), and ARGA Investment Management, LP ("ARGA") to serve as new subadvisors to the fund. Integrity and ARGA each assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on December 19, 2023.

Second, the purpose of this supplement is to update certain information regarding the investment advisory arrangements for PACE® Small/Medium Co Growth Equity Investments, a series of the Trust. Riverbridge Partners, LLC ("Riverbridge") has been a subadvisor to the fund since October 2005. Riverbridge entered into a transaction (the "Riverbridge Transaction") that provided for the sale of a majority equity interest in Riverbridge from Northill US Holdings Inc. to employees of Riverbridge, effective December 14, 2023. Subsequent to the closing of the Riverbridge Transaction, Riverbridge employees increased their ownership to over 70% of the company's equity, and Lincoln Peak Capital Management, LLC became a minority shareholder and owns the remaining equity interests in Riverbridge. The Riverbridge Transaction resulted in an assignment of the sub-advisory agreement between Riverbridge and UBS AM, with respect to the fund for purposes of the Investment Company Act of 1940, as amended.

In anticipation of the Riverbridge Transaction, and at the recommendation of UBS AM, the Board had approved a new sub-advisory agreement with Riverbridge to become effective upon the consummation of the Riverbridge Transaction. Accordingly, effective as of the close of business on December 14, 2023, Riverbridge continues to manage an allocated portion of the fund. The terms of the new sub-advisory agreement with Riverbridge are

ZS-1248

substantially identical to those of the former sub-advisory agreement with Riverbridge. No material changes are expected to occur with respect to the management of Riverbridge's allocated portion of the fund.

I. PACE® Small/Medium Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Huber Capital Management, LLC" or "Huber" as a subadvisor to PACE® Small/Medium Co Value Equity Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE® Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Management process" on page 47 of the Multi-Class Prospectus, on page 50 of the Class P Prospectus and on page 47 of the Class P2 Prospectus is revised by adding the following as the last bullet points under the fourth paragraph of that section:

• A flexible value strategy that utilizes fundamental, bottom-up stock selection with top-down inputs considered as part of the sector allocation process.

• A disciplined valuation-focused strategy based on deep fundamental research.

The section captioned "PACE® Small/Medium Co Value Equity Investments Fund summary" and sub- captioned "Risk/return bar chart and table" on page 48 of the Multi-Class Prospectus, on page 51 of the Class P Prospectus and on page 48 of the Class P2 Prospectus is revised by inserting the following as the second and third to last sentences of the first paragraph of that section:

Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") assumed day-to-day management of a separate portion of the fund's assets on December 19, 2023. ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 19, 2023.

The section captioned "PACE® Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 49 of the Multi-Class Prospectus, on page 52 of the Class P Prospectus and on page 49 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Sapience, Kayne Anderson Rudnick, Victory and ARGA serve as the fund's subadvisors.

The section captioned "PACE® Small/Medium Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 49 of the Multi-Class Prospectus, on page 52 of the Class P Prospectus and on page 49 of the Class P2 Prospectus is revised by adding the following as the last bullet points of that section:

• Victory—Daniel G. Bandi, CFA, Chief Investment Officer, Daniel J. DeMonica, CFA, Senior Portfolio Manager, Adam I. Friedman, Senior Portfolio Manager, Joe A. Gilbert, CFA, Portfolio Manager, J. Bryan Tinsley, CFA, Portfolio Manager, and Michael P. Wayton, Portfolio Manager, have been portfolio managers of the fund since December 2023.

• ARGA—A. Rama Krishna, CFA, Chief Investment Officer, Sujith P. Kumar, Global Business Analyst, and Robert Mitchell, PhD, Global Business Analyst, have been portfolio managers of the fund since December 2023.

The section captioned "More information about the funds—PACE® Small/Medium Co Value Equity Investments" and sub-captioned "Management process" beginning on page 101 of the Multi-Class Prospectus, beginning on page 105 of the Class P Prospectus and beginning on page 100 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory"), and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by adding the following immediately prior to the second to last paragraph of that section:

In managing its segment of the fund's assets, Victory seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. Victory employs a value-oriented approach that focuses on securities that offer value with improving investor sentiment. Victory finds these value-oriented investments by, among other things: (1) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (2) considering comparative price-to-book, price-to-sales, and price-to-cash flow ratios; and (3) analyzing cash flows to identify stocks with the most attractive potential returns.

Victory regularly reviews its investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with Victory's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Victory's investment process integrates what the manager believes to be material ESG considerations into the research process as part of the overall investment mosaic. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Victory utilizes data from third-party ESG research providers to assess ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Victory's portfolio managers may still invest in securities which present ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

ARGA's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. ARGA utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. ARGA's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned "Management" and sub-captioned "PACE® Small/Medium Co Value Equity Investments" beginning on page 159 of the Multi-Class Prospectus, on page 161 of the Class P Prospectus and on page 151 of the Class P2 Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE Small/Medium Co Value Equity Investments.

The same section of each Prospectus is revised by inserting the following as the last paragraphs of the sub-section:

Victory's principal address is 15935 La Cantera Parkway, San Antonio, TX 78256. As of November 30, 2023, Victory managed and advised assets totaling in excess of $159.6 billion for individual and institutional clients.

Victory is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Integrity Asset Management ("Integrity") is the investment franchise responsible for the management of the fund.

Daniel G. Bandi is the Chief Investment Officer of Integrity and has been with Victory since 2014 when Victory acquired Integrity Asset Management, LLC. From 2003-2014, Mr. Bandi was the Chief Investment Officer and a Principal of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. Bandi is a CFA charterholder.

Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. DeMonica is a CFA charterholder.

Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity.

Joe A. Gilbert is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. Gilbert is a CFA charterholder.

Mirsat Nikovic is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2007-2014, Mr. Nikovic was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity.

J. Bryan Tinsley is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity. Mr. Tinsley is a CFA charterholder.

Michael P. Wayton is a Portfolio Manager of Integrity and has been with Victory since 2014. From 2013-2014, Mr. Wayton was a Portfolio Manager of Integrity Asset Management, LLC. He is a member of the portfolio management teams of other funds managed by Integrity.

ARGA is an SEC-registered investment adviser based in the United States, located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was founded in 2010 and manages global, international, US and emerging markets equity portfolios for institutional and qualified investors. As of November 30, 2023, ARGA managed approximately $12.6 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team ("PCT") for the ARGA US SMID Cap Equity Strategy, A. Rama Krishna, CFA, P. Sujith Kumar and Robert Mitchell, PhD, are jointly and primarily responsible for the day-to-day management of the fund. The PCT serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the PCT for the ARGA US SMID Cap Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President—International, Managing Principal, Member of Executive Committee, and Portfolio Manager at Pzena Investment Management in New York. In addition to launching and managing the US Large Cap Value strategy in his early years at Pzena, he led the development of the International Value and Global Value strategies, and co-managed the Emerging Markets Value strategy. Previously, Mr. Krishna was at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and managed the Global Emerging Markets Equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager—Global/International Equities, and Chief Investment Officer—Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director—Equity Research.

Mr. Kumar, Global Business Analyst/Research Manager, joined ARGA in 2010 and is a member of the PCT for the ARGA US SMID Cap Equity Strategy. Before joining ARGA, Mr. Kumar was Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, handling credit rating assignments across multiple industries including Auto Ancillaries, Hotels and Textiles.

Mr. Mitchell, PhD, Global Business Analyst, joined ARGA in 2010 and is a member of the PCT for the ARGA US SMID Cap Equity Strategy. Before joining ARGA in 2010, Mr. Mitchell was Director, Investor Relations at Citigroup, where he liaised with the investment community and handled quarterly releases and regulatory filings. From 2004 to 2009, Mr. Mitchell was Director, Investor Relations at Fannie Mae, conducting research and analysis. Previously, Mr. Mitchell was Equity Research Analyst, Financial Services at Citigroup Asset Management. Earlier, he was Strategy Consultant at Marakon Associates.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Small/Medium Co Value Equity Investments" on page 11 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Value Equity Investments" on page 98 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Sapience Investments, LLC ("Sapience"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory") and ARGA Investment Management, LP ("ARGA"), UBS AM (not the fund) pays each of Sapience, KAR, Victory and ARGA a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by adding the following as the final sentences of the last paragraph of that section:

ARGA is a limited partnership, which is principally owned by A. Rama Krishna, Founder and Chief Investment Officer, and entities related to Mr. Krishna.

Victory is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). VCH is a publicly traded Delaware corporation. As of September 30, 2023, 26% of the equity interests in the firm are held by Crestview Partners, 19% of the equity interests in the firm are held by Victory employees and directors, 5% of the equity interests in the firm are held by Reverence Capital Partners, and 50% of the equity interests in the firm are held by other investors through the firm's public offering.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Small/Medium Co Value Equity Investments" beginning on page 129 of the SAI is revised by replacing the caption of that section with the following:

PACE Small/Medium Co Value Equity Investments—Sapience Investments, LLC, Kayne Anderson Rudnick Investment Management, LLC, Victory Capital Management Inc., through its business unit branded as Integrity Asset Management and ARGA Investment Management, LP

The same section of the SAI is revised by inserting the following as the final sub-sections of that section:

Victory Capital Management Inc., through its business unit branded as Integrity Asset Management. To assist Victory in making proxy-voting decisions, Victory has adopted a Proxy Voting Policy ("Victory Policy") that establishes voting guidelines ("Victory Proxy Voting Guidelines") with respect to certain recurring issues. The Victory Policy is reviewed on an annual basis by the Victory Proxy Committee ("Victory Proxy Committee") and revised when the Victory Proxy Committee determines that a change is appropriate. Voting under Victory's Policy may be executed through administrative screening per established guidelines with oversight by the Victory Proxy Committee or upon vote by a quorum of the Victory Proxy Committee. Victory delegates to ISS, an independent service provider, the non-discretionary administration of proxy voting, subject to oversight by the Victory Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Victory Proxy Committee.

Victory votes proxies in the best interests of the fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of fund assets. The Victory Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Victory Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the fund. In such cases, Victory may consider, among other things:

• the effect of the proposal on the underlying value of the securities

• the effect on marketability of the securities

• the effect of the proposal on future prospects of the issuer

• the composition and effectiveness of the issuer's board of directors

• the issuer's corporate governance practices

• the quality of communications from the issuer to its shareholders

Victory may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory generally votes on a case-by-case basis, taking into consideration whether implementation of an ESG-related proposal is likely to enhance or protect shareholder value. The investment team's opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a fund's best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate Victory's policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•  Victory generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•  Victory generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company's governance practices, and company performance.

•  Victory generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•  Victory reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry, the management track record, the nominee qualifications and compensatory arrangements, the strategic plan of the dissident and its critique of the current management, the likelihood that the proposed goals and objectives can be achieved, the ownership stakes of the relevant parties, and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•  Victory generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•  Victory reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•  Victory reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value, arrangements that risk pay for failure, independence in the setting of compensation, inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•  Victory will generally vote FOR advisory votes on executive compensation ("say on pay") unless there is a pay-for-performance misalignment, problematic pay practice or non-performance based element, incentive for excessive risk-taking, options backdating, or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•  Victory will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost, the plan features, and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•  Victory will vote case-by-case on topics such as consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value, whether the company has already responded in an appropriate and sufficient manner to the issue raised, whether the request is unduly burdensome, and whether the issue is more appropriately or effectively handled through legislation or other regulations.

Occasionally, conflicts of interest arise between Victory's interests and those of a fund or another client. When this occurs, the Victory Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Victory Proxy Voting Guidelines unless such guidelines are judged by the Victory Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Victory Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory will seek the opinion of Victory's Chief Compliance Officer or consult with an external independent adviser. In the case of a Victory Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting.

ARGA Investment Management, LP. ARGA's objective in voting proxies is to maximize shareholder value and to vote proxies in a manner that reflects the best long-term, economic interest of its clients. In doing so, ARGA follows any voting guidelines issued by clients, so long as these guidelines are consistent with ARGA's duties under applicable law, including ERISA. ARGA's proxy voting guidelines are the same for all clients, as long as a client has delegated ARGA with the authority to vote proxies on their behalf.

ARGA has implemented extensive procedures to ensure all proxies are received, analyzed and voted in a timely manner. In addition to information derived from ARGA's in-depth research and ongoing company analyses, ARGA utilizes the services of a third party proxy advisory firm, Glass Lewis, to obtain supplementary research and impartial analysis prior to voting and to administer the proxy voting process. ARGA retains responsibility for instructing Glass Lewis how to vote and still applies its proxy voting guidelines when voting proxies on behalf of clients through Glass Lewis. This includes rejecting the advice of Glass Lewis in circumstances where ARGA determines doing so is in the best interest of clients.

Proxy Voting Guidelines

The decision to vote in support or opposition of a proposal is based on the specific circumstances described in the proxy statement and other available information. Generally, ARGA votes in favor of routine proposals that increase shareholder value, improve the management of a company, and maintain or increase shareholder rights and influence over a company's board and management. Moral or social issues are generally voted based on the economic impact of the proposal. In cases where the economic impact is not clear, a vote to "abstain" may be appropriate. Financial and corporate governance issues take more time to consider and may be complicated by activities such as hostile takeovers and mergers. ARGA generally votes in favor of the following types of proposals:

• Election of competent, qualified directors that support the board's independence and ensures its diversity

• Reasonable incentive compensation plans for certain key employees and directors

• Mandatory retirement age for directors

• Confidential voting, cumulative voting, proposals to lower barriers to shareholder action

• Proposals to restore shareholder ability to remove directors with or without cause

• Appointment of external auditors that provide competent advice, avoid conflicts of interest and uphold the transparency and integrity of financial reporting

• Compensation plans that align executives and directors with long-term sustainability targets

ARGA generally votes against the following types of financial and corporate governance proposals:

• Board entrenchment proposals and anti-takeover measures, such as "poison pill" and "golden parachute" provisions

• Compensation plans that are not aligned with shareholder interest

• Limitations on shareholder ability to act, blank check preferred stock authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards

ARGA generally votes for proposals that increase the level of oversight and improve environmental and social practices. For example:

• Appointments of directors/board level committees charged with oversight of environmental and social issues

• Increased disclosure and documentation of environmental and social policy

• Implementation of ESG targets that are deemed to have a positive long-term impact on company sustainability

ARGA generally votes against the following types of proposals:

• Policies that directly contravene industry environmental and social standards and that put a company at risk of litigation

• Policies that violate human rights legislation or are likely to have a detrimental impact on the safety of employees

• Decreased transparency and reporting.

Conflicts of Interest

ARGA's proxy voting policies provide guidelines for dealing with actual or potential conflicts of interest, when identified. These include informing clients and seeking their consent or instructions, or addressing the issue through other objective means, such as deferring to the recommendation of ARGA's independent third-party advisory firm, Glass Lewis.

Glass Lewis itself has implemented conflict management procedures to avoid and manage (if unavoidable) conflicts of interest arising between an issuer and Glass Lewis. For example, Glass Lewis requires any employee who serves as an executive or director of a public company to disclose the conflicts and abstain from any involvement in the research, analysis or making of any vote recommendations for such company.

Limitations on ARGA's Proxy Voting Obligations

In certain situations, ARGA may not vote client proxies or may abstain from voting. For example:

• ARGA will not vote proxies of behalf of a client where the client has reserved the right to vote proxies itself or has delegated the right to vote to a third party.

• ARGA will not vote proxies on behalf of a client after the effective termination date of ARGA's investment advisory agreement with such client.

• ARGA may abstain from voting proxies in circumstances where ARGA determines doing so would have no identifiable economic benefit to the client, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holdings is insignificant.

• ARGA may abstain from voting a client's proxy when the cost or disadvantage resulting from voting, in ARGA's judgment, outweighs the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record date and meeting date ("share blocking"). In general, ARGA believes that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

• ARGA does not offer a securities lending service. Proxies for securities on loan through securities lending programs will generally not be voted, as ARGA's clients (not ARGA) control these securities lending decisions (unless the client calls the securities back to permit the exercise of such rights).

• ARGA may not be able to vote proxies due to circumstances beyond ARGA's control such as a regional disaster, business continuity or cyber event involving ARGA, ARGA's proxy advisory firm or client custodians, which may prevent proxies from being voted on time, or errors and circumstances not attributable to, and beyond, ARGA's control.

The section captioned "Portfolio managers" and sub-captioned "PACE Small/Medium Co Value Equity Investments—Sapience Investments, LLC, Kayne Anderson Rudnick Investment Management, LLC and Huber Capital Management, LLC" beginning on page 201 of the SAI is revised by replacing the caption of that section with the following:

PACE Small/Medium Co Value Equity Investments—Sapience Investments, LLC, Kayne Anderson Rudnick Investment Management, LLC, Victory Capital Management Inc., through its business unit branded as Integrity Asset Management, and ARGA Investment Management, LP

The same section of the SAI is revised by inserting the following as the last two sub-sections of that section:

Victory Capital Management Inc., through its business unit branded as Integrity Asset Management

Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert, J. Bryan Tinsley, and Michael P. Wayton are the portfolio managers primarily responsible for the day-to-day management of Victory's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of November 30, 2023:

Daniel G. Bandi:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	4	51
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$2,206.29	$1,163.25	$1,712.70
Assets Managed with Performance-Based Advisory Fees (in millions)	$189.05	$0	$0

Daniel J. DeMonica:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	51
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$2,264.49	$1,198.31	$1,712.70
Assets Managed with Performance-Based Advisory Fees (in millions)	$189.05	$0	$0

Adam I. Friedman:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	4	51
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$2,206.29	$1,163.25	$1,712.70
Assets Managed with Performance-Based Advisory Fees (in millions)	$189.05	$0	$0

Joe A. Gilbert:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	4	51
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$2,206.29	$1,163.25	$1,712.70
Assets Managed with Performance-Based Advisory Fees (in millions)	$189.05	$0	$0

J. Bryan Tinsley:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	4	51
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$2,206.29	$1,163.25	$1,712.70
Assets Managed with Performance-Based Advisory Fees (in millions)	$189.05	$0	$0

Michael P. Wayton:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	5	51
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$2,264.49	$1,198.31	$1,712.70
Assets Managed with Performance-Based Advisory Fees (in millions)	$189.05	$0	$0

Potential conflicts of interest. Victory's portfolio managers are often responsible for managing one or more funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention, (2) limited investment opportunities, such as less-liquid securities or initial public offering, and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between a fund and another account, raise conflict of interest issues. Victory has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory's investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Victory's compliance program will achieve its intended result.

Compensation. Victory has designed the structure of its portfolio managers' compensation to (1) align portfolio managers' interests with those of the Victory's clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory attract and retain high-quality investment professionals, and (3) contribute to Victory's overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Victory receives a performance fee) (together, "Accounts"). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. Victory monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of Victory's investment franchises may earn incentive compensation based on a percentage of Victory's revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory, determines the allocation of the incentive compensation earned by the team among the team's portfolio managers by establishing a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory's philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager's portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

Victory's portfolio managers may participate in the equity ownership plan of Victory's parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

Ownership of fund shares. As of October 31, 2023, the portfolio managers did not own shares of the fund.

ARGA Investment Management, LP

A. Rama Krishna, P. Sujith Kumar and Robert Mitchell are the portfolio managers primarily responsible for the day-to-day management of ARGA's allocated portion of the fund's assets. The following tables provide information relating to other accounts managed by the portfolio managers as of October 31, 2023:

A. Rama Krishna:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	9	45
Number of Accounts Managed with Performance-Based Advisory Fees	1	4	0
Assets Managed (in millions)	$3,788	$1,457	$6,554
Assets Managed with Performance-based Advisory Fees (in millions)	$3,083	$1,212	$0

Sujith Kumar:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	4	13
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	0
Assets Managed (in millions)	$697	$1,211	$3,973
Assets Managed with Performance-based Advisory Fees (in millions)	$0	$1,171	$0

Robert Mitchell:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	4	29
Number of Accounts Managed with Performance-Based Advisory Fees	1	2	0
Assets Managed (in millions)	$3,092	$243	$2,424
Assets Managed with Performance-based Advisory Fees (in millions)	$3,083	$41	$0

Potential conflicts of interest. ARGA's compliance procedures aim to identify and prevent potential conflicts of interest related to client, employee, and proprietary activities. Potential conflicts of interest include instances when ARGA desires to purchase or sell the same securities for the fund and other accounts, which could result, if such conflict is not managed properly, in unfair treatment to one account or another. Another potential conflict could occur if employees had knowledge of future ARGA trades and, on the basis of such information, made their own personal trades, which could harm the fund and other ARGA accounts.

In addition to managing a portion of the fund, ARGA manages other accounts on a discretionary basis (and where Mr. Krishna is one of a number of investors within certain commingled funds as well as certain proprietary partnerships) that use the valuation-based investment strategy utilized for the fund. ARGA expects to manage additional such accounts in the future. To avoid any incentive to favor one account over another in the allocation of investment opportunities (particularly where there are differing performance fee arrangements), ARGA has implemented strict fairness policies with respect to trading practices and allocation procedures. ARGA examines trade allocations among client portfolios regularly and confirms their consistency with ARGA's fiduciary obligation to allocate investment opportunities fairly. ARGA also regularly monitors dispersion of client account returns within the same investment strategy to verify that no preferential treatment has occurred. As expected, in instances such as clients directing trades through particular brokers, ARGA may place non-simultaneous trade orders for the fund and another client, which may affect the execution price of the security to the detriment of one or the other.

To ensure ARGA employees do not use knowledge of the fund's trading for personal gain, ARGA's access persons and their immediate family members living in the same household are subject to initial, quarterly, and annual brokerage account reporting and certification requirements with respect to brokerage or investment accounts over which they have a direct or indirect beneficial interest. Access persons, including their immediate family members living in the same household, contemplating the purchase or sale of any security or an interest in a private placement vehicle must obtain preclearance from ARGA. Access persons' brokerage statements and emails are reviewed on a quarterly basis to ensure continued compliance with ARGA's policies on personal securities transactions.

While ARGA follows these procedures to eliminate potential conflicts of interest, there is no guarantee they will detect and prevent every situation where potential conflicts could arise. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with ARGA's Code of Ethics.

Compensation. The goal of ARGA's compensation structure is to align the interests of investment professionals with those of its clients and the firm. Accordingly, ARGA rewards behavior by investment professionals that results in long-term success for its clients and the company.

Mr. Krishna has equity ownership in ARGA; accordingly, he is entitled to a share of the firm's profits. Mr. Krishna does not receive a base salary or performance bonus. ARGA compensates Mssrs. Kumar and Mitchell through a combination of base salary, performance bonus, and profit sharing. Base salary is a fixed amount that may change based on an annual review or market conditions. Bonus is determined by both individual performance and the financial success of the firm. Effective 2016, a portion of profits and value of the firm is shared with employees other than Mr. Krishna through the ARGA Commitment Plan. These employees comprise individuals across the firm who are key to delivering superior levels of excellence for ARGA's clients. Over the long term, ARGA expects bonus and profit sharing to make up the highest proportion of compensation. Where relevant at higher levels of individual compensation, a portion of both the bonus and profit sharing is likely to be deferred, thereby encouraging long-term retention of key employees.

ARGA formally reviews performance by each individual based on a framework that is relevant for the individual's area of responsibility and overall adherence to the firm's values. ARGA does not tie portfolio managers' compensation specifically to the performance of any portfolio relative to the portfolio's benchmark, as that could cause individuals to stray from ARGA's long-term, valuation-based investment discipline. For investment professionals, ARGA reviews both quantitative and fundamental factors. Quantitative factors may include productivity in terms of companies' research coverage and construction of global industry models. Fundamental factors focus on depth of company and industry research, quality of company models and embedded forecasts, contribution to discussions with company management, and ability to identify key business issues and paths to possible resolution. In addition to evaluating individuals on their own contribution, the firm assesses their commitment to the success of other ARGA employees and ARGA as a whole.

Ownership of fund shares. As of November 30, 2023, the portfolio managers did not own shares of the fund.

II. PACE Small/Medium Co Growth Equity Investments

Effective immediately, the section captioned "Investment advisory arrangements" and sub-captioned "PACE Small/Medium Co Growth Equity Investments" beginning on page 98 of the SAI is revised by replacing the first and second sentences of the second paragraph of that section with the following:

Riverbridge is majority-owned by its employees. The remaining interests in the company are owned by Lincoln Peak Capital Management, LLC.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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